Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO TERM LOAN AGREEMENT

Dated as of October 26, 2011

by and among

COMMONWEALTH REIT,

as Borrower,

THE LENDERS PARTY HERETO,

as Lenders,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

COMPASS BANK,

REGIONS BANK,

and

ROYAL BANK OF CANADA,

as Syndication Agents

and

WELLS FARGO SECURITIES, LLC,

as Sole Arranger and Sole Bookrunner

FIRST AMENDMENT TO TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of October 26, 2011, by and among COMMONWEALTH REIT, a real estate investment trust organized under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of December 16, 2010 (as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  The parties hereto agree that the Credit Agreement is amended as follows:

(a)           The Credit Agreement is amended by restating the definitions of “Applicable Margin”, “Capitalization Rate”, “Lender” and “Regulatory Change” in Section 1.1. in their entirety to read as follows:

“Applicable Margin” means the percentage rate corresponding to the Level (each a “Level”) into which the Borrower’s Credit Rating then falls and (a) in the case of an Extending Lender set forth below in the column titled “Applicable Margin for Extending Lenders” and (b) in the case of a Non-Extending Lender set forth below in the column titled “Applicable Margin for Non-Extending Lenders”.  As of the First Amendment Date, the Applicable Margin is determined based on Level 2.  Any change in the Borrower’s Credit Rating which would cause it to move to a different Level shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of written notice delivered by the Borrower in accordance with Section 8.4.(m) that the Borrower’s Credit Rating has changed; provided, however, if the Borrower has not delivered the notice required by such Section but the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed, then the Administrative Agent may, in its sole discretion, adjust the Level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed.  During any period that the Borrower has received two Credit Ratings that are not equivalent, the Applicable Margin shall be determined based on the Level corresponding to the higher of such two Credit Ratings.  During any period for which the Borrower has received a Credit Rating from only one Rating Agency, then the Applicable Margin shall be determined based on such Credit Rating.  During any period that the Borrower has not received a Credit Rating from any Rating Agency, then the Applicable Margin shall be determined based on Level 4.  The provisions of this definition shall be subject to Section 2.2.(c).

Level	Borrower’s Credit Rating (S&P/Moody’s)	Applicable Margin for Extending Lenders	Applicable Margin for Non-Extending Lenders
1	BBB+/Baa1	1.275%	1.80%
2	BBB/Baa2	1.500%	2.00%
3	BBB-/Baa3	1.850%	2.20%
4	Lower than BBB-/Baa3	2.300%	2.95%

“Capitalization Rate” means 7.75%.

“Lender” means a Non-Extending Lender or an Extending Lender.  The term “Lender,” except as otherwise expressly provided herein, shall exclude any Lender (or its Affiliates) in its capacity as a Specified Derivatives Provider.

“Regulatory Change” means, with respect to any Lender, any change effective after the Agreement Date in Applicable Law (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy.  Notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted or issued.

(b)           The Credit Agreement is amended by adding the following definitions to Section 1.1. in the appropriate alphabetical location:

“Extended Termination Date” means December 15, 2016.

“Extending Lender” means a financial institution party hereto as a “Lender” holding a Loan that matures on the Extended Termination Date, together with its respective successors and permitted assigns.  The Extending Lenders as of the First Amendment Date, together with the outstanding principal amount of their respective Loans, are identified as such on Schedule I.

“First Amendment” means that certain First Amendment to Term Loan Agreement dated as of October 26, 2011 by and among the Borrower, the Lenders party thereto and the Administrative Agent.

“First Amendment Date” means October 26, 2011, the effective date of the First Amendment.

“Non-Extending Lender” means a financial institution party hereto as a “Lender” holding a Loan that matures on the Termination Date, together with its respective successors and permitted assigns.  The Non-Extending Lenders as of the First Amendment Date, together with the outstanding principal amount of their respective Loans, are identified as such on Schedule I.

(c)           The Credit Agreement is amended by restating the last sentence of the definition of “Interest Period” in its entirety to read as follows:

Notwithstanding the foregoing: (i) if any Interest Period would otherwise end after the Termination Date or the Extended Termination Date, such Interest Period shall end on the Termination Date or the Extended Termination Date, as applicable; and (ii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the immediately following Business Day (or, if such immediately following Business Day falls in the next calendar month, on the immediately preceding Business Day).

(d)           The Credit Agreement is amended by restating Section 2.4. thereof in its entirety to read as follows:

Section 2.4.  Repayment of Loans.

The Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on (a) the Loans owing to the Non-Extending Lenders on the Termination Date and (b) all Loans on the Extended Termination Date.

(e)           The Credit Agreement is amended by restating Section 2.5.(b) thereof in its entirety to read as follows:

(b)           Prepayment Premium.  During the periods set forth below, the Borrower may only prepay the Loans owing to the Non-Extending Lenders, in whole or in part, at the prices (expressed as percentages of principal amount of the Loans to be prepaid) set forth below, plus accrued and unpaid interest, if any, to the date or prepayment:

Period	Percentage
Effective Date to and including December 15, 2011	103.00%
December 16, 2011 to and including December 15, 2012	101.50%
All times after December 15, 2012	100.00%

The Borrower acknowledges and agrees that the amount payable by it in connection with the prepayment of such Loans is a reasonable calculation of the Non-Extending Lenders’ lost profits in view of the difficulties and impracticality of determining actual damages resulting from the prepayment of such Loans.

(f)            The Credit Agreement is amended by adding to the end of Section 2.5. the following new subsection (c):

(c)           Prepayment of Certain Loans.  The Borrower agrees to prepay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Loans, and all other Obligations, in each case, then owing to the Non-Extending Lenders on

December 16, 2012.  So long as no Default or Event of Default exists, the Extending Lenders consent to the prepayment of the Loans and other Obligations owing to the Non-Extending Lenders and waive any requirement under Section 3.2(b) or (c) that any such prepayment be paid pro rata in accordance with the principal balance of, or interest owing on, Loans owing to all Lenders, in each case, so long as such prepayments are applied to the Loans owing to the Non-Extending Lenders pro rata in accordance with the principal balance of, and interest owing on, Loans owing to the Non-Extending Lenders.  Upon payment in full of such Obligations, the Non-Extending Lenders shall cease to be parties to this Agreement.  The indemnities to which such Lenders are entitled under the provisions of Sections 3.10., 4.1., 4.4., 12.2. and 12.10. and any other provision of this Agreement and the other Loan Documents, and the provisions of Sections 12.5. and 12.13, shall continue in full force and effect and shall protect each such Person at all times after it ceased to be a party to this Agreement with respect to all matters and events existing on or prior to the date such party ceased to be a party to this Agreement.

(g)           The Credit Agreement is amended by restating the first sentence of Section 2.9 thereof in its entirety to read as follows:

The Borrower shall have the right at any time and from time to time during the period beginning on the Effective Date to but excluding the Extended Termination Date to request additional Loans (which must mature on the Extended Termination Date) by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that after giving effect to any such increases the aggregate amount of the Loans shall not exceed $1,000,000,000.

(h)           The Credit Agreement is amended by deleting Schedule I attached thereto and replacing it with Schedule I attached hereto.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Administrative Agent of the following, each in form and substance satisfactory to the Administrative Agent:

(a)           A counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and all of the Lenders;

(b)           An Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(c)           Evidence that all fees payable by the Borrower to the Administrative Agent and the Lenders in connection with this Amendment have been paid;

(d)           An opinion of counsel to the Borrower and the other Loan Parties addressed to the Administrative Agent and the Lenders regarding such matters as the Administrative Agent may reasonably request; and

(e)           Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)           Authorization.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)           Compliance with Laws, etc.  The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4.  Reaffirmation of Representations by Borrower.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower and the other Loan Parties to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5.  Reallocations.  The Administrative Agent, the Borrower and each Lender agree that upon the effectiveness of this Amendment, the outstanding principal amount of such Lender’s Loan is as set forth on Schedule I attached hereto. Simultaneously with the effectiveness of this Amendment, the outstanding principal amount of all Loans shall be reallocated among the Lenders so that they are held by the Lenders as set forth on Schedule I attached hereto, and in order to effect such reallocations, each Lender whose Loan exceeds its Loan immediately prior to the effectiveness of this Amendment (each an “Assignee Lender”) shall be deemed to have purchased all right, title and interest in, and all obligations in respect of, the Loans of the Lenders whose Loans are less than their respective Loans immediately prior to the effectiveness of this Amendment (each an “Assignor Lender”), so that the Loan of each Lender will be as set forth on Schedule I attached hereto.  Such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, Assignment and Assumptions without the payment of any related assignment fee, and, except for replacement Notes to be provided to the Assignor Lenders and Assignee Lenders in the principal amount of their respective Loans, no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived).  The Assignor Lenders and Assignee Lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may

direct (after giving effect to any netting effected by the Administrative Agent) with respect to such reallocations and assignments.

Section 6.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 7.  Expenses.  The Borrower shall reimburse the Administrative Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated, unless otherwise specifically stated herein.

Section 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Term Loan Agreement to be executed as of the date first above written.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and CFO

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Frederick G. Bright
Name:	Frederick G. Bright
Title:	Vice President

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REGIONS BANK, as a Lender

By:	/s/ Michael R. Mellot
Name:	Michael R. Mellot
Title:	Director

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COMPASS BANK, as a Lender

By:	/s/ S. Kent Gorman
Name:	S. Kent Gorman
Title:	Senior Vice President

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Dan LePage
Name:	Dan LePage
Title:	Authorized Signatory

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Heller
Name:	David Heller
Title:	V.P.

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Douglas E. Blackman
Name:	Douglas E. Blackman
Title:	Senior Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ William G. Karl
Name:	William G. Karl
Title:	Managing Director

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THE BANK OF TOKYO-MITSUBISHI UJF, LTD., NEW YORK BRANCH, as a Lender

By:	/s/ Chimie T. Pemba
Name:	C. Pemba
Title:	Vice President

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CAPITAL ONE, N.A., as a Lender

By:	/s/ Frederick H. Denecke
Name:	Frederick H. Denecke
Title:	Vice President

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UNION BANK, N.A., as a Lender

By:	/s/ Andrew Romanosky
Name:	Andrew Romanosky
Title:	Vice President

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ahaz A. Armstrong
Name:	Ahaz A. Armstrong
Title:	Assistant Vice President

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TD BANK, N.A., as a Lender

By:	/s/ Adam Whitehouse
Name:	Adam Whitehouse
Title:	Vice President

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FIRST HAWAIIAN BANK, as a Lender

By:	/s/ Dawn Hofmann
Name:	Dawn Hofmann
Title:	Vice President

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COMERICA BANK, as a Lender

By:	/s/ Casey L. Stevenson
Name:	Casey L. Stevenson
Title:	Vice President

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BANK OF NOVA SCOTIA, as a Lender

By:	/s/ George Sherman
Name:	George Sherman
Title:	Director

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MALAYAN BANKING BERHAD, NEW YORK BRANCH, as a Lender

By:	/s/ Fauzi Zulkifli
Name:	Fauzi Zulkifli
Title:	General Manager
Malayan Banking Berhad
New York Branch

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SCOTIABANC INC., as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

SCHEDULE I

Commitments

Extending Lenders	Outstanding Principal Amount of Loan
Wells Fargo Bank, National Association	$70,000,000
Regions Bank	$60,000,000
Compass Bank	$50,000,000
Royal Bank of Canada	$50,000,000
U.S. Bank National Association	$50,000,000
PNC Bank, National Association	$45,000,000
Sumitomo Mitsui Banking Corporation	$35,000,000
The Bank of Tokyo-Mitsubishi UJF, Ltd., New York Branch	$25,000,000
Capital One, N.A.	$25,000,000
Union Bank, N.A.	$25,000,000
Branch Banking and Trust Company	$20,000,000
TD Bank, N.A.	$20,000,000
First Hawaiian Bank	$15,000,000
Comerica Bank	$10,000,000

TOTAL	$500,000,000

Non-Extending Lenders	Outstanding Principal Amount of Loan
Sovereign Bank	$27,000,000
Bank of Nova Scotia	$10,000,000
Malayan Banking Berhad, New York Branch	$10,000,000
Scotiabanc, Inc.	$10,000,000

TOTAL	$57,000,000

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of October 26, 2011 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Commonwealth REIT, a real estate investment trust organized under the laws of the State of Maryland (the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of December 16, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of December 16, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a First Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

ASA PROPERTIES TRUST
BLUE DOG BOOKSPAN PROPERTIES LLC
BLUE DOG LLC
BLUE DOG PROPERTIES TRUST
CANDLER ASSOCIATES, L.L.C.
CANDLER PROPERTY TRUST
CW LA PROPERTIES TRUST
CW NOM LLC
FIRST ASSOCIATES LLC
HAWAII 2X5 O PROPERTIES TRUST
HIGGINS PROPERTIES LLC
HRPT LENEXA PROPERTIES TRUST
HUB ACQUISITION TRUST
HUB MADRONE PROPERTIES LLC
HUB MID-WEST LLC
HUB PROPERTIES GA LLC
HUB PROPERTIES TRUST
HUB REALTY FUNDING, INC.
INDEMNITY COLLECTION CORPORATION
LTMAC PROPERTIES LLC
MASTERS PROPERTIES LLC
ORVILLE PROPERTIES LLC
OSCAR PROPERTIES TRUST
RFRI PROPERTIES LLC
ROBIN 1 PROPERTIES LLC
TANAKA PROPERTIES LLC
TEDCAL PROPERTIES LLC
TSM PROPERTIES LLC
Z&A PROPERTIES LLC

By:
Name:
Title:

HRPT MEDICAL BUILDINGS REALTY TRUST
HUB MA REALTY TRUST
MOB REALTY TRUST
PUTNAM PLACE REALTY TRUST

By:
Name:
Title:

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